Other financial liabilities	12 Months Ended
Sep. 30, 2021
Other financial liabilities
Other financial liabilities

Note 17. Other financial liabilities

Accounting policy

Other financial liabilities include liabilities measured at amortised cost as well as liabilities which are measured at FVIS. Financial liabilities measured at FVIS include:
● trading liabilities (i.e. securities sold short); and
● liabilities designated at FVIS (i.e. certain repurchase agreements). Refer to Note 22 for balances measured at fair value and amortised cost. Repurchase agreements

Where securities are sold subject to an agreement to repurchase at a predetermined price, they remain recognised in the balance sheet in their original category (i.e. ‘Trading securities’ or ‘Investment securities’).

The cash consideration received is recognised as a liability (‘Repurchase agreements’). Repurchase agreements are designated at fair value where they are managed as part of a trading portfolio, otherwise they are measured on an amortised cost basis.

Where a repurchase agreement is designated at fair value, subsequent to initial recognition, these liabilities are measured at fair value with changes in fair value (except credit risk) recognised through the income statement as they arise. The change in fair value that is attributable to credit risk is recognised in OCI except where it would create an accounting mismatch, in which case it is also recognised through the income statement.

	Consolidated		Parent Entity
$m	2021	2020	2021	2020
Repurchase agreements	35,899	27,763	33,346	27,763
Interbank placements	4,080	4,981	4,079	4,710
Accrued interest payable	944	1,367	829	1,169
Securities purchased not delivered	3,286	2,291	3,286	2,291
Trade creditors and other accrued expenses	1,392	1,250	1,124	1,045
Settlement and clearing balances	708	1,005	695	989
Securities sold short	2,331	846	2,331	846
Other	1,669	1,422	1,573	1,343
Total other financial liabilities	50,309	40,925	47,263	40,156